ESCROW AND DISBURSEMENT AGREEMENT



     This ESCROW AND DISBURSEMENT AGREEMENT (this "Agreement"), dated as of February 7, 1997, among United States Trust Company of New York, as escrow agent (in such capacity, the "Escrow Agent"), United States Trust Company of New York, as trustee (in such capacity, the "Trustee") under the Indenture (as defined herein), Renaissance Cosmetics, Inc., a Delaware corporation (the "Company"), and Renaissance Guarantor, Inc., a Delaware corporation (the "Guarantor").

                                    RECITALS

     A. The Indenture, dated as of February 7, 1997 (the "Indenture"), among the Company, the Guarantor and the Trustee, provides for the issuance of $200.0 million aggregate principal amount of 11 3/4% Senior Notes due 2004 (the "Notes").

     B. The Indenture provides for a limited guarantee by the Guarantor of the Company's obligations under the Notes and the Indenture to the extent of the value of the property owned by the Guarantor (the "Subsidiary Guarantee").

     C. As security for its obligations under the Subsidiary Guarantee and the Indenture and as a source of payment therefor, the Guarantor hereby grants to the Trustee, for the benefit of the holders of the Notes, a security interest, subject to and pending disbursements made pursuant to this Agreement, in the Escrow Account (as defined herein).

     D. The parties have entered into this Agreement in order to set forth the conditions upon which, and the manner in which, funds will be disbursed from the Escrow Account and released from the security interest and lien described above.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows;

     1. Defined Terms. (a) In addition to any other defined terms used herein, the following terms shall constitute defined terms for purposes of this Agreement and shall have the meanings set forth below:

     "Applied" means that disbursed funds have been applied (i) first, to the payment of interest on the Notes so long as interest thereon is due or will become due under the Notes; (ii) only in the event that interest is no longer due and will not become due (whether because the full principal amount of the Notes is to be

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                                      -2-

repaid or otherwise), to the payment of principal of and premium, if any, on the Notes, upon a purchase or redemption thereof in accordance with Section 3.1 or
Section 4.15 of the Indenture; or (iii) to any combination of the foregoing consistent with clauses (i) and (ii).

     "Available Funds" means (A) the sum of (i) the Initial Escrow Amount and
(ii) interest earned or dividends paid on the funds in the Escrow Account (including holdings of Temporary Cash Investments), less (B) the aggregate disbursements previously made pursuant to this Agreement.

     "Collateral" shall have the meaning given in Section 6(a) hereof.

     "Current UCC" means the Uniform Commercial Code as in effect in the State of New York on the date hereof.

     "Eligible Institution" means a commercial banking institution that has combined capital and surplus of not less than $500.0 million or its equivalent in foreign currency, whose debt is rated "A" (or higher) according to Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's") at the time as of which any investment or rollover therein is made.

     "Escrow Account" shall mean an escrow account established pursuant to
Section 2 hereof.

     "Escrow Account Statement" shall have the meaning given in Section 2(f) hereof.

     "Indenture" has the meaning provided in the Recitals.

     "Initial Escrow Amount" shall mean $17.5 million of the net proceeds from the offering of the Notes.

     "Notes" has the meaning provided in the Recitals.

     "Payment Notice and Disbursement Request" means a notice sent by the Trustee to the Escrow Agent notifying the Escrow Agent of an upcoming Interest Payment Date or other payment date in respect of the Notes and requesting a disbursement, in substantially the form of Exhibit A hereto. Each Payment Notice and Disbursement Request shall be signed by an officer of the Trustee designated in a certificate of the Trustee setting forth specimen signatures of authorized officers delivered to the Escrow Agent.

     "Revised UCC" means the Uniform Commercial Code as revised in accordance with

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                                      -3-


Revised Article 8, Investment Securities (With Conforming Miscellaneous Amendments to Articles 1, 3, 4, 5, 9 and 10) 1994 Official Text.

     (b) The following terms shall have the meanings given in the Indenture:

               "Affiliate"

               "Default"

               "Event of Default"

               "Interest Payment Date"

               "Issue Date"

               "Opinion of Counsel"

               "Temporary Cash Investments"

               "TIA"

     2. Escrow Account; Escrow Agent.

     (a) Appointment of Escrow Agent. The Guarantor and the Trustee hereby appoint the Escrow Agent, and the Escrow Agent hereby accepts appointment, as escrow agent, under the terms and conditions of this Agreement.

     (b) Establishment of Escrow Account. Concurrently with the execution and delivery hereof, the Escrow Agent shall establish the Escrow Account at its office located at 114 West 47th Street, New York, New York 10036-1532. Subject to Section 3, Section 5 and the other terms and conditions of this Agreement, all funds accepted by the Escrow Agent pursuant to this Agreement shall be held for the benefit of the holders of the Notes. All such funds shall be held in the Escrow Account until disbursed in accordance with the terms hereof. The Escrow Account shall be under the sole and exclusive possession, dominion and control of the Escrow Agent for the benefit of the holders of the Notes. Concurrently with the execution and delivery hereof, the Guarantor shall deliver the Initial Escrow Amount to the Escrow Agent for deposit into the Escrow Account against the Escrow Agent's written acknowledgment and receipt of the Initial Escrow Amount.

     (c) Escrow Agent Compensation. The Guarantor shall pay to the Escrow Agent such compensation for services to be performed by it under this Agreement as the

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                                      -4-

Guarantor and the Escrow Agent may agree in writing from time to time. The Escrow Agent shall be entitled to disburse from the Escrow Account all such amounts due to the Escrow Agent as agreed upon by the Guarantor and the Escrow Agent (including the reasonable expenses described in the next succeeding paragraph); provided, however, that the Escrow Agent shall give written notice to the Guarantor at least five business days prior to any such disbursement.

     The Guarantor shall reimburse the Escrow Agent upon request for all reasonable expenses, disbursements, and advances incurred or made by the Escrow Agent in implementing any of the provisions of this Agreement, including compensation and the reasonable expenses and disbursements of its counsel, except any such expense, disbursement, or advance as may arise from its gross negligence or willful misconduct.

     (d) Investment of Funds in Escrow Account. Funds deposited in the Escrow Account shall be invested and reinvested upon the following terms and conditions:

          (i) Acceptable Investments. All funds deposited in the Escrow Account shall be initially invested by the Escrow Agent in interest bearing deposit accounts in banking institutions having their banking offices in the State of New York and Temporary Cash Investments in accordance with the Guarantor's written instructions to the Escrow Agent. Thereafter, the Escrow Agent shall invest all funds (including proceeds of any such investments at maturity and interest earned and dividends paid on any such investments) in the Escrow Account in cash items or Temporary Cash Investments as instructed by the Guarantor in writing from time to time. All Temporary Cash Investments shall be assigned to and held in the possession of, or, in the case of Temporary Cash Investments maintained in book-entry form with the Federal Reserve Bank, transferred to a book-entry account in the name of, the Escrow Agent, for the benefit of the holders of the Notes (subject to Section 3 and Section 5), with such guarantees as are customary, except that Temporary Cash Investments maintained in book-entry form with the Federal Reserve Bank shall be transferred to a book-entry account in the name of the Escrow Agent at the Federal Reserve Bank that includes only Temporary Cash Investments held by the Escrow Agent for its customers and segregated by separate recordation in the books and records of the Escrow Agent, subject to the provisions of Section 5 hereof.

          (ii) Security Interest in Investments. No investment of funds in the Escrow Account shall be made unless the Guarantor has certified to the Escrow Agent and the Trustee that, upon such investment, the Trustee will


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                                      -5-


     have a first priority perfected security interest in the applicable investment. A certificate as to a class of investments need not be issued with respect to individual investments in securities in that class if the certificate applicable to the class remains accurate with respect to such individual investments. On the date hereof, and on each anniversary of the Issue Date thereafter until the date upon which the balance of the Available Funds shall have been reduced to zero, each of the Trustee and the Escrow Agent shall receive an Opinion of Counsel to the Company, dated the date hereof or thereof, as the case may be, to the effect that the Escrow Agreement creates a valid, perfected first priority security interest in the Escrow Account and the collateral in favor of the Trustee for the benefit of the holders of the Notes. Such opinion shall meet the requirements of Section 314(b) of the TIA.

          (iii)Interest and Dividends. All interest earned and dividends paid on funds invested in Temporary Cash Investments shall be deposited in the Escrow Account as additional Collateral for the benefit of the holders of the Notes (subject to Section 3 and Section 5) and shall be reinvested in accordance with the terms hereof at the Guarantor's written instruction.

          (iv) Limitation on Escrow Agent's Responsibilities. The Escrow Agent's sole responsibilities under this Section 2 shall be (A) to retain possession of certificated Temporary Cash Investments (except, however, that the Escrow Agent may surrender possession to the issuer of any such Temporary Cash Investments for the purposes of effecting assignment, crediting interest, or reinvesting such security or reducing such security to cash) and to be the registered or designated owner of Temporary Cash Investments which are not certificated, (B) to follow the Guarantor's written instructions given in accordance with Section 2(d)(i) hereof, (C) to invest and reinvest funds pursuant to this Section 2(d) and (D) to use reasonable efforts to reduce to cash such Temporary Cash Investments as may be required to fund any disbursement in accordance with Section 3 hereof. In connection with clause (A) above, the Escrow Agent will maintain continuous exclusive possession, dominion and control in the State of New York of certificated Temporary Cash Investments (which should be endorsed in blank) and cash included in the Collateral and will cause uncertificated Temporary Cash Investments to be registered in the book-entry system of, and transferred to an account of the Escrow Agent or a sub-agent of the Escrow Agent at, the Federal Reserve Bank of New York.

     (e) Substitution of Escrow Agent. The Escrow Agent may resign by giving no less than 30 days' prior written notice to the Guarantor and the Trustee. Such resignation shall take effect upon the later to occur of (i) delivery of all funds and Temporary Cash Investments maintained by the Escrow Agent hereunder and copies of all books, records, plans and other documents in the Escrow Agent's possession relating to such funds or Temporary Cash Investments or this Agreement to a successor escrow agent mutually approved by the Guarantor and the Trustee (which approvals shall not be unreasonably withheld) and (ii) the Guarantor, the Trustee and such successor escrow agent entering into this Agreement or any written successor agreement no less favorable to the interests of the holders of the Notes and the Trustee than this Agreement; and the Escrow Agent shall thereupon be discharged of all obligations under this Agreement and shall have no further duties, obligations or responsibilities in connection herewith. If a successor escrow agent has not been appointed or has not accepted such appointment within 30 days after notice of resignation is given to the Guarantor, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor escrow agent.

     (f) Escrow Account Statement. Each month, the Escrow Agent shall deliver to the Guarantor and the Trustee a statement signed by the Escrow Agent in a form satisfactory to the Guarantor and the Trustee setting forth with reasonable particularity the balance of funds then in the Escrow Account and the manner in which such funds are invested (the "Escrow Account Statement"). The parties hereto irrevocably instruct the Escrow Agent that on the first date upon which the balance in the Escrow Account (including the holdings of all Temporary Cash Investments) is reduced to zero, the Escrow Agent shall deliver to the Guarantor and to the Trustee a notice that the balance in the Escrow Account has been reduced to zero.

     3. Disbursements.

     (a) Payment Notice and Disbursement Request; Disbursements. So long as interest on the Notes is due or will become due under the Notes, the Trustee shall, five business days prior to an Interest Payment Date in respect of the Notes, submit to the Escrow Agent (with a copy to the Guarantor) a completed Payment Notice and Disbursement Request substantially in the form of Exhibit A-1 hereto. In the event (and only in the event) that interest on the Notes is no longer due and will not become due (whether because the full principal amount of the Notes is to be prepaid or otherwise), the Trustee shall, five business days prior to a date of redemption or purchase pursuant to Section 3.1, Section 4.13 or Section
4.15 of the Indenture in respect of the Notes, submit to the Escrow Agent (with a copy to the Guarantor) a completed Payment Notice and Disbursement Request substantially in the form of Exhibit A-2 hereto.

     The Escrow Agent's disbursement pursuant to any Payment Notice and Disbursement Request shall be subject to the satisfaction of the applicable conditions set forth in Section 3(b) hereof. Provided such Payment Notice and Disbursement Request is not rejected by it pursuant to Section 3(b), the Escrow Agent, within two business days following receipt of such Payment Notice and Disbursement Request, shall disburse the funds requested in such Payment Notice and Disbursement Request by wire or book-entry transfer of immediately available funds to the account of the Trustee for the benefit of the holders of the Notes. The Escrow Agent shall notify the Trustee as soon as reasonably possible (but not later than two business days from the date of receipt of the Payment Notice and Disbursement Request) if any Payment Notice and Disbursement Request is rejected and the reasons therefor. In the event such rejection is based upon nonsatisfaction of the condition in Section 3(b)(i) below, the Trustee shall thereupon resubmit the Payment Notice and Disbursement Request with appropriate changes.

     (b) Conditions Precedent to Disbursement. The Escrow Agent's payment of any disbursement shall be made only if: (i) the Trustee shall have submitted, in accordance with the provisions of Section 3(a) herein, a completed Payment Notice and Disbursement Request to the Escrow Agent substantially in the form of Exhibit A with blanks appropriately filled in and (ii) the Escrow Agent shall not have received any notice from the Trustee that as a result of an Event of Default the indebtedness represented by the Notes has been accelerated and has become due and payable (in which event the Escrow Agent shall apply all Available Funds as required by Section 6(b)(iii) hereof).

     (c) Disbursements to Company. (i) In the event a portion of the Notes has been retired by the Company such that less than $79.0 million aggregate principal amount of the Notes are outstanding, funds representing the interest payment due on the next following Interest Payment Date on the amount by which $79.0 million exceeds the outstanding aggregate principal amount of the Notes shall, upon the written request of the Company to the Escrow Agent and the Trustee, be paid to the Company upon compliance with the release of collateral provisions of the TIA and upon receipt of a notice relating thereto from the Trustee.

     (d) Notwithstanding anything in this Agreement to the contrary, so long as no Default or Event of Default shall have occurred and be continuing, all remaining Available Funds as of February 16, 1999 shall, upon the written request of the Guarantor to the Escrow Agent and the Trustee, be paid to the Guarantor upon compliance with the release of collateral provisions of the TIA and upon receipt of a notice relating thereto from the Trustee.

     4. Limitation of the Escrow Agent's Liability; Responsibilities of the Escrow Agent.

     (a) The Escrow Agent's responsibility and liability under this Agreement shall be limited as follows: (i) the Escrow Agent does not represent, warrant or guarantee to the holders of the Notes from time to time the performance of the Guarantor; (ii) the Escrow Agent shall have no responsibility to the Guarantor or the holders of the Notes or the Trustee from time to time as a consequence of performance by the Escrow Agent hereunder, except for any gross negligence or willful misconduct of the Escrow Agent; (iii) the Guarantor shall remain solely responsible for all aspects of the Company's business and conduct; and (iv) the Escrow Agent is not obligated to supervise, inspect, or inform the Guarantor or any third party of any matter referred to above.

     (b) No implied covenants or obligations shall be inferred from this Agreement against the Escrow Agent, nor shall the Escrow Agent be bound by the provisions of any agreement beyond the specific term hereof. Specifically and without limiting the foregoing, the Escrow Agent shall in no event have any liability in connection with its investment, reinvestment or liquidation, in good faith and in accordance with the terms hereof, of any funds or Temporary Cash Investments held by it hereunder, including, without limitation, any liability for any delay not resulting from gross negligence or willful misconduct in such investment, reinvestment or liquidation, or for any loss of principal or income incident to any such delay.

     (c) The Escrow Agent shall be entitled to rely upon any judicial order or judgment, upon any written opinion of counsel or upon any certification, instruction, notice, or other writing delivered to it by the Guarantor or the Trustee in compliance with the provisions of this Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of service thereof. The Escrow Agent may act in reliance upon any instrument comporting with the provisions of this Agreement or signature believed by it to be genuine and may assume that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

     (d) At any time the Escrow Agent may request in writing an instruction in writing from the Guarantor, and may at its own option include in such request the course of action it proposes to take and the date on which it proposes to act, regarding any matter arising in connection with its duties and obligations hereunder; provided, however, that the Escrow Agent shall state in such request that it believes in good faith that such proposed course of action is consistent with another identified provision of this Agreement. The Escrow Agent shall not be liable to the Guarantor for acting without the Guarantor's consent in accordance with such a proposal on or after the date specified therein if (i) the specified date is at least five business days after the Guarantor receives the Escrow Agent's request for instructions and its proposed course of action, and (ii) prior to so acting, the Escrow Agent has not received the written instructions requested from the Guarantor.

     (e) The Escrow Agent may act pursuant to the written advice of counsel chosen by it with respect to any matter relating to this Agreement and (subject to Section 4(a)(ii)) shall not be liable for any action taken or omitted in accordance with such advice.

     (f) The Escrow Agent shall not be called upon to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

     (g) In the event of any ambiguity in the provisions of this Agreement with respect to any funds or property deposited hereunder, the Escrow Agent shall be entitled to refuse to comply with any and all claims, demands or instructions with respect to such property or funds, and the Escrow Agent shall not be or become liable for its failure or refusal to comply with conflicting claims, demands or instructions. The Escrow Agent shall be entitled to refuse to act until either any conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting claimants as evidenced in a writing, satisfactory to the Escrow Agent, or the Escrow Agent shall have received security or an indemnity satisfactory to the Escrow Agent sufficient to save the Escrow Agent harmless from and against any and all loss, liability or expense which the Escrow Agent may incur by reason of its acting. The Escrow Agent may in addition elect in its sole option to commence an interpleader action or seek other judicial relief or orders as the Escrow Agent may deem necessary.

     (h) No provision of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

     5. Indemnity. The Company shall indemnify, hold harmless and defend the Escrow Agent and its directors, officers, agents, employees and controlling persons, from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, legal fees, and claims for damages, arising from the Escrow Agent's performance under this Agreement, except to the extent that such liability, expense or claim is directly attributable to the gross negligence or willful misconduct of any of the foregoing persons. In connection with any claim, action, obligation, liability or expense for which indemnification is sought by the Escrow Agent hereunder, the Escrow Agent shall be entitled to recover its costs from funds available in the Escrow Account as provided in Section 2(c), provided, however, that the Company agrees to pay such costs if funds in the Escrow Account are insufficient. The provisions of this Section shall survive any termination, satisfaction or discharge of this Agreement as well as the resignation or removal of the Escrow Agent.

     6. Grant of Security Interest; Instructions to Escrow Agent.

     (a) The Guarantor hereby irrevocably grants a first priority security interest in, pledges, assigns and sets over to the Trustee all of the Guarantor's right, title and interest in the Escrow Account, all funds and financial assets held therein and all Temporary Cash Investments held by (or otherwise maintained in the name of) the Escrow Agent pursuant to Section 2 hereof, as well as all rights of the Guarantor under this Agreement (collectively, the "Collateral"), in order to secure all the obligations of the Guarantor under the Subsidiary Guarantee and the Indenture and any other obligation, now or hereafter arising, of every kind and nature, owed by the Guarantor under the Subsidiary Guarantee and the Indenture to the holders of the Notes or to the Trustee. The Guarantor shall take all actions necessary on its part to insure the continuance of a first priority security interest in the Collateral in favor of the Trustee in order to secure all such obligations and indebtedness. Each of the Trustee and the Escrow Agent shall have received an opinion from counsel to the Guarantor, on the date hereof, and annually on the anniversary of the Issue Date to the effect that the Escrow Agreement creates a valid, perfected first priority security interest in favor of the Trustee in the Escrow Account and the Collateral for the benefit of the holders of the Notes.

     (b) The Guarantor and the Trustee hereby irrevocably instruct the Escrow Agent to, and the Escrow Agent will: (i)(A) maintain sole and exclusive possession, dominion and control over funds in the Escrow Account for the benefit of the Trustee to the extent specifically required herein, (B) maintain, or cause its agent within the State of New York to maintain, exclusive possession, dominion and control of all certified Temporary Cash Investments purchased hereunder that are physically possessed by the Escrow Agent in order for the Trustee to enjoy a continuous perfected first priority security interest therein under the law of the State of New York (the Guarantor hereby agreeing that in the event any certificated Temporary Cash Investments are in the possession of the Guarantor or a third party, the Guarantor shall use its best efforts to deliver all such certificates to the Escrow Agent), (C) take all steps set forth in the opinion of counsel described in paragraph (a) above to cause the Trustee to enjoy a continuous perfected first priority security interest under the New York Uniform Commercial Code and any applicable law of the State of New York in all Temporary Cash Investments purchased hereunder that are not certificated and (D) maintain the Collateral free and clear of all liens, security interests, safekeeping or other charges, demands and claims against the Escrow Agent of any nature now or hereafter existing in favor of anyone other than the Trustee; (ii) promptly notify the Trustee if the Escrow Agent receives written notice that any person other than the Trustee has a lien or security interest upon any portion of the Collateral (other than any claim which Escrow Agent may have against the Escrow Account for unpaid fees and expenses) and (iii) in addition to disbursing amounts held in escrow pursuant to any Payment Notice and Disbursement Requests given to it by the Trustee pursuant to Section 3, upon receipt of written notice from the Trustee of the acceleration of the maturity of the Notes or the failure by the Guarantor to pay principal or interest (after giving effect to any disbursements hereunder) on the Notes, and direction from the Trustee to disburse all Available Funds to the Trustee, as promptly as practicable, after following the procedures set forth in
Section 4(d), disburse all funds held in the Escrow Account to the Trustee and transfer title to all Temporary Cash Investments held by the Escrow Agent hereunder to the Trustee. The lien and security interest provided for by this
Section 6 shall automatically terminate and cease as to, and shall not extend or apply to, and the Trustee shall have no security interest in, any funds disbursed by the Escrow Agent to the Guarantor pursuant to this Agreement. The Escrow Agent shall act solely as the Trustee's agent in connection with the duties under this Section 6, notwithstanding any other provision contained in this Agreement, without any right to receive compensation from the Trustee and without any authority to obligate the Trustee or to compromise or pledge its security interest hereunder.

     (c) The Guarantor will deliver to the Trustee, in due form for filing in state and local filing offices in the State of New York and any other jurisdictions reasonably specified by the Trustee, UCC-1 financing statements for the purpose of perfecting the security interest of the Trustee in the Escrow Account and the financial assets credited to or held in such account and proceeds thereof.

     (d) Any funds and Temporary Cash Investments collected by the Trustee pursuant to Section 6(b)(iii) shall be applied as provided in the Indenture.

     (e) Upon written demand, the Guarantor will execute and deliver to the Trustee such instruments and documents as the Trustee may reasonably deem necessary or advisable to confirm or perfect the rights of the Trustee under this Agreement and the Trustee's interest in the Collateral. The Trustee will take all necessary action to preserve and protect the security interest created hereby as a lien and encumbrance upon the Collateral.

     (f) The Guarantor hereby appoints the Trustee as its attorney-in-fact effective upon and during the continuance of a Default or an Event of Default under the Indenture with full power of substitution to do any act which the Guarantor is obligated hereunder to do, and the Trustee may exercise such rights as the Company might exercise with respect to the Collateral and to take any action in the Guarantor's name to protect the Trustee's security interest hereunder.

     (g) The Guarantor's chief executive office is located at 955 Massachusetts Avenue, Cambridge, Massachusetts 02139. The Guarantor shall give not less than 60 days' prior notice to the Trustee of any change in the location of its chief executive office and any change in the Guarantor's name.

     7. Termination. This Agreement shall terminate automatically ten days following disbursement of all funds remaining in the Escrow Account (including Temporary Cash Investments), unless sooner terminated by agreement of the parties hereto (in accordance with the terms hereof and not in violation of the Inden ture); provided, however, that the obligations of the Company under
Section 5 (and any existing claims thereunder) shall survive termination of this Agreement or the resignation of the Escrow Agent; and provided, further, that until such tenth

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day, the Company will cause this Agreement (or any permitted successor agreement) to remain in effect and will cause there to be an escrow agent (including any permitted successor thereto) acting hereunder (or under any such permitted successor agreement).

     8. Miscellaneous.

     (a) Waiver. Any party hereto may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designating the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

     (b) Invalidity. If for any reason whatsoever any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.

     (c) Assignment. This Agreement is personal to the parties hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties. Notwithstanding the foregoing, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

     (d) Benefit. The parties hereto and their successors and permitted assigns, but no others, shall be bound hereby and entitled to the benefits hereof; provided, however, that the holders of the Notes and their permitted assigns shall be entitled to the benefits hereof and to enforce this Agreement.

     (d) Time. Time is of the essence for each provision of this Agreement.

     (f) Entire Agreement; Amendments. This Agreement and the Indenture contain the entire agreement among the parties with respect to the subject matter hereof and supersede any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only by a writing signed by a duly authorized representative of each party.

     (g) Notices. All notices and other communications required or permitted to be given or made under this Agreement sha1l be in writing and shall be deemed to

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have been duly given and received, regardless of when and whether received, either: (a) on the day of hand delivery; (b) three business days following the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed as follows; (c) when transmitted by telecopy with verbal confirmation of receipt by the telecopy operator; or (d) one business day following the day timely delivered to a next-day air courier:

To Escrow Agent:

            United States Trust Company of New York
            114 West 47th Street
            New York, New York 10036-1532

            Attention:  Corporate Trust Department
            Telecopy:  212-852-1625
            Telephone:  212-852-1000

            To Trustee:

            United States Trust Company of New York
            114 West 47th Street
            New York, New York 10036-1532

            Attention:  Margaret Ciesmelewski
            Telecopy:  212-852-1625
            Telephone:  212-852-1673

            with a copy to:

            Carter, Ledyard & Milburn
            2 Wall Street
            New York, New York 10005

            Attention:  Steven A. Meetre
            Telecopy:  212-732-3232
            Telephone:  212-732-3200

            To the Guarantor:

            Renaissance Guarantor, Inc.

            c/o Renaissance Cosmetics, Inc.
            635 Madison Avenue
            New York, New York 10022

            Attention:  Thomas T.S. Kaung, Chief
            Financial Officer
            Telecopy:  212-371-7868
            Telephone:  212-751-3700

            with a copy to:

            Paul, Weiss, Rifkind, Wharton &
            Garrison
            1285 Avenue of the Americas
            New York, New York 10019

            Attention:  Mitchell S. Fishman
            Telecopy:  212-757-3990
            Telephone:  212-373-3000

or at such other address as the specified entity most recently may have designated in writing in accordance with this Section.

     (h) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     (i) Captions. Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

     (j) Choice of Law. The existence, validity, construction, operation and effect of any and all terms and provisions of this Agreement shall be determined in accordance with and governed by the laws of the State of New York. The parties to this Agreement hereby agree that jurisdiction over such parties and over the subject matter of any action or proceeding arising under this Agreement may be exercised by a competent Court of the State of New York, or by a United States Court, sitting in New York City. The Company and the Guarantor hereby submit to the personal jurisdiction of such courts, hereby waive personal service of process upon each of them and consent that any such service of process may be made by certified or registered mail, return-receipt requested, directed to the Company and the Guarantor at each of their addresses last specified for notices hereunder, and service so made shall be deemed completed five days after the same shall have been so mailed, and hereby waives the right to a trial by jury in any action or proceeding with the Escrow Agent. All actions and proceedings brought by the Company and the Guarantor against the

Escrow Agent relating to or arising from, directly or indirectly, this Agreement shall be litigated only in courts within the State of New York.

     (k) Each of the Company and the Guarantor hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes the legal, valid and binding obligation of the Company and the Guarantor. The execution, delivery and performance of this Agreement by each of the Company and the Guarantor does not violate any applicable law or regulation to which each of the Company and the Guarantor is subject and does not require the consent of any governmental or other regulatory body to which each of the Company and the Guarantor is subject, except for such consents and approvals as have been obtained and are in full force and effect.

     (l) Each of the Escrow Agent and the Trustee hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation.

     IN WITNESS WHEREOF, the parties have executed and delivered this Escrow and Disbursement Agreement as of the day first above written.


ESCROW AGENT:     UNITED STATES TRUST COMPANY OF NEW YORK


                  By: /s/ Gerard F. Ganey
                     --------------------------
                     Name: GERARD F. GANEY
                     Title: SR VICE PRESIDENT


TRUSTEE:          UNITED STATES TRUST COMPANY OF NEW YORK


                  By: /s/ Gerard F. Ganey
                     --------------------------
                     Name: GERARD F. GANEY
                     Title: SR VICE PRESIDENT


GUARANTOR:        RENAISSANCE GUARANTOR, INC.

                  By: /s/ Thomas T.S. Kaung
                     --------------------------
                     Name: Thomas T.S. Kaung
                     Title: GVP



COMPANY:          RENAISSANCE COSMETICS, INC.

                  By: /s/ Thomas T.S. Kaung
                     --------------------------
                     Name: Thomas T.S. Kaung
                     Title: GVP

                EXHIBIT A-1 TO ESCROW AND DISBURSEMENT AGREEMENT

                Form of Payment, Notice and Disbursement Request

                           (Letterhead of the Trustee)

                                   [Date], 199




                       Re: Disbursement Request No.
                                                   -----------
                           (indicate whether revised)

Ladies and Gentlemen:

     We refer to the Escrow and Disbursement Agreement, dated as of February 7, 1997 (the "Escrow Agreement"), among you (the "Escrow Agent"), the undersigned, as Trustee, RENAISSANCE COSMETICS, INC., a Delaware corporation (the "Company"), and RENAISSANCE GUARANTOR, INC., a Delaware corporation (the "Guarantor"). Capitalized terms used herein shall have the meanings given in the Escrow Agreement.

     This letter constitutes a Payment Notice and Disbursement Request under the Escrow Agreement.

     [choose one of the following, as applicable]

     [The undersigned hereby (a) notifies you that no Default or Event of Default has occurred and is continuing and a scheduled interest payment is due
and payable on         , 199  and (b) requests a disbursement of funds contained
in the Escrow Account in the amount of $             , which represents the
interest due on such date on $79.0 million aggregate principal amount of the Notes.]

     [The undersigned hereby notifies you that no Default or Event of Default has occurred and is continuing and a scheduled interest payment is due and
payable on        , 199  of which $             represents the interest due on
$79.0 million aggregate principal of the Notes, which amount exceeds the amount of remaining Available Funds in the Escrow Account. Accordingly, you are hereby requested to disburse all remaining funds contained in the Escrow Account such that the balance in the Escrow Account is reduced to zero.]

     [The undersigned hereby (a) notifies you that a Default or an Event of Default has occurred and is continuing and a scheduled interest payment is due and payable on ________, 1999_ and (b) requests a disbursement of funds contained in the Escrow Account in the amount of $______, which represents the interest due on such date on the full outstanding principal amount of the Notes.]

     [The undersigned hereby notifies you that a Default or an Event of Default has occurred and is continuing and a scheduled interest payment is due and payable on _______, 199_ in the amount of $______, which amount exceeds the amount of remaining Available Funds in the Escrow Account. Accordingly, you are hereby requested to disburse all remaining funds contained in the Escrow Account such that the balance in the Escrow Account is reduced to zero.]

     [The undersigned hereby (a) notifies you that a portion of the Notes has been retired such that less than $79.0 million aggregate principal amount of the Notes are outstanding and that, other than as part for such payment, no interest on the Notes is due or will become due hereafter and (b) authorizes you to release $ of funds in the Escrow Account to the Company (to an account designated by the Company in writing), which amount represents the interest
payment due and payable on         , 199  on the amount by which $79.0 million
exceeds the outstanding aggregate principal amount of the Notes.]

     In connection with the requested disbursement, the undersigned hereby notifies you that:

          1. The Notes have [not], as a result of an Event of Default (as defined in the Indenture), been accelerated and become due and payable.

          2. All prior disbursements from the Escrow Account have been Applied.

          3. [add wire instructions]

     The Escrow Agent is entitled to rely on the foregoing in disbursing funds relating to this Payment Notice and Disbursement Request.





                                      By:
                                            -------------------------
                                            Name:
                                            Title:

                EXHIBIT A-2 TO ESCROW AND DISBURSEMENT AGREEMENT

                Form of Payment, Notice and Disbursement Request

                           (Letterhead of the Trustee)

                                   [Date], 199







                     Re:   Disbursement Request No.
                                                   -----------
                           (indicate whether revised)

Ladies and Gentlemen:

     We refer to the Escrow and Disbursement Agreement, dated as of February 7, 1997 (the "Escrow Agreement"), among you (the "Escrow Agent"), the undersigned, as Trustee, RENAISSANCE COSMETICS, INC., a Delaware corporation (the "Company"), and RENAISSANCE GUARANTOR, INC., a Delaware corporation (the "Guarantor"). Capitalized terms used herein shall have the meanings given in the Escrow Agreement.

     This letter constitutes a Payment Notice and Disbursement Request under the Escrow Agreement.

     [choose one of the following, as applicable]

     [The undersigned hereby (a) notifies you that a payment of $
is due and payable on             , 199  in connection with a purchase or
redemption of Notes, plus accrued inter est, if any, pursuant to the provisions of [Section 3.1] [Section 4.13] [Section 4.15] of the Indenture and that, other than as part for such payment, no interest on the Notes is due or will become due hereafter and (b) requests a disbursement of funds contained in the Escrow Account in such amount.] [The undersigned hereby notifies you that a payment of
$           is due and payable on        , 199  in connection with a purchase or
redemption of Notes, plus accrued interest, if any, pursuant to the provisions of [Section 3.1] [Section 4.13] [Section 4.15] of the Indenture, which amount exceeds the amount of remaining Available Funds in the Escrow Account and that, other than as part for such payment, no interest on the Notes is due or will become due hereafter. Accordingly, you are hereby requested to disburse all remaining funds contained in the Escrow Account such that the balance in the Escrow Account is reduced to zero.]

     In connection with the requested disbursement, the undersigned hereby notifies you that:

          1. The Notes have [not], as a result of an Event of Default (as defined in the Indenture), been accelerated and become due and payable.

          2. All prior disbursements from the Escrow Account have been Applied.

          3. [add wire instructions]

     The Escrow Agent is entitled to rely on the foregoing in disbursing funds relating to this Payment Notice and Disbursement Request.





                                      By:
                                            -------------------------
                                            Name:
                                            Title: